drives us… …is our passionate pursuit of improving patients’ lives. What ENDO PHARMACEUTICALS Oppenheimer Pain Management Conference March 6, 2007 Exhibit 99_1

© 2007 Endo Pharmaceuticals Inc.
What drives us…
Forward-Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,”
“anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company’s pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company’s ability to successfully develop, commercialize and market new products; results of clinical trials on new products;
competition for the business of the Company’s branded and generic products, and in connection with the Company’s acquisition of rights to intellectual property assets; market acceptance of the Company’s future products; government regulation of the pharmaceutical industry; the
Company’s dependence on a small number of products; the Company’s dependence on outside manufacturers for the manufacture of its products;
the Company’s dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company’s use of narcotics in most of its core products; the Company’s exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company’s ability to protect its proprietary technology; the Company’s ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company’s products and products in development; the availability of third-party reimbursement for the Company’s products; the Company’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo’s filings with the Securities and Exchange Commission, including its
Registration Statement on Form S-3 filed with the SEC on March 21, 2006. Readers should evaluate any statement in light of these important factors.

© 2007 Endo Pharmaceuticals Inc.
What drives us…
Endo Profile –
Leader in Pain Management
Specialty pharma company with market leadership in pain
management
Proven commercial capability
Pipeline focused on delivery and execution
Strong balance sheet
Cash and cash equivalents of $628 million at 12/31/06
No debt

OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets

OPANA®
(oxymorphone HCl) CII
Tablets

ENDO PHARMACEUTICALS

3 © 2007 Endo Pharmaceuticals Inc. What drives us… Changing the Opioid Landscape

© 2007 Endo Pharmaceuticals Inc.
What drives us…
Why Do We Need Another Opioid?
Genuine unmet need for patients in chronic pain
High degree of opioid switching for patients to find correct balance of pain relief and side effects
Morphine and oxycodone only other extended-release oral opioid options
Opioid rotation
Varying patient response to opioids
Intolerability to side effects
Disease progression
Patients in pain deserve another unique opioid option to control their moderate-to-severe chronic pain

5 © 2007 Endo Pharmaceuticals Inc. What drives us… Why Opana ® ? The Opana ® brand is a new range of products that offer: Durable efficacy Dosing advantages Multiple formulations

© 2007 Endo Pharmaceuticals Inc.
What drives us…
Multiple Formulations
Opana
®
(immediate-release)
Indicated for relief of moderate-to-severe acute pain where the use of an opioid is appropriate
Complementary to Opana
®
ER
Injectable formulation to be available in 2007 under the new trade name Opana
®
Injection (currently Numorphan
®
)
Multiple formulations offer physicians and patients an opioid with a complete continuum of care
Gives physicians the capability to use the most appropriate
formulation of Opana
®
(ER, IR, Injection) for each patient

© 2007 Endo Pharmaceuticals Inc.
What drives us…
Opana
®
ER – Broad Label
Broad indication:
For the relief of moderate-to-severe pain in patients
requiring continuous, around-the-clock opioid treatment for an extended period of time
First time oxymorphone available in oral ER formulation
Proven efficacy in broad range of appropriate pain patients
Twice-daily dosing
Effective pain control shown at stable dose for three-months in clinical trials underscores durability of Opana
®
ER’s analgesic
effect
Generally well-tolerated when titrated effectively*
* Most common adverse events (> 10%) in trials were nausea, constipation, dizziness, vomiting, pruritus, somnolence, headache, increased sweating, and sedation

√
		√
		√
		√
		√
		√
		√
		√
		√
		√
		√

ENDO PHARMACEUTICALS

© 2007 Endo Pharmaceuticals Inc.
What drives us…
Opana
®
ER and Opana
®
Clinical Trials
Oxycodone IR and Placebo Post-Surgical Pain
Placebo Chronic Low Back Pain
Placebo Chronic Low Back Pain
Oxycodone IR and Placebo Post-Surgical Pain
Oxycodone IR and Placebo Post-Surgical Pain
Oxycodone ER Cancer Pain
--- Morphine Sulfate ER Cancer Pain
Morphine Sulfate ER, Oxycodone ER Cancer Pain
Placebo Osteoarthritis Pain
Oxycodone ER and Placebo Chronic Low Back Pain
Oxycodone ER and Placebo Osteoarthritis Pain
Placebo Post-Surgical Pain
Primary Outcome
p<0.05 Comparator Indication
Extensive program in more than 3,000 subjects, including 15 Phase II/III studies

The Journal of Pain, Vol 8, No 2 (February), 2007: pp 175-184
Available online at www.sciencedirect.com

ELSEVIER

Efficacy and Safety of OPANA ER (Oxymorphone Extended Release) for Relief of Moderate to Severe Chronic Low Back Pain in Opioid-Experienced Patients: A 12-Week, Randomized, Double-blind, Placebo-controlled Study

Martin E. Hale,[*] Harry Ahdieh,[†] Tina Ma,[†] and Richard Rauck,[‡] for the Oxymorphone ER Study Group 1

[*]*Gold Coast Research, LLC, Weston, Florida.*
[†]*Endo Pharmaceuticals, Inc, Chadds Ford, Pennsylvania.*
[‡]*Carolinas Pain Institute, Winston-Salem, North Carolina.*

ENDO PHARMACEUTICALS

9 © 2007 Endo Pharmaceuticals Inc. What drives us… Journal of Pain – February 2007

© 2007 Endo Pharmaceuticals Inc.
What drives us…
0
20
40
60
80
100
S B 4 7 14 21 28 42 56 70 F
Durable Analgesic Effect
Mean Average Pain Intensity Over Time
in Opioid-Experienced Patients
Double-Blind Treatment Phase
P < 0.0001 vs placebo
Placebo (n=69)
Opana
®
ER (n=69)
Time (Days)
Data on file. Endo Pharmaceuticals Inc. EN3202-032
T
T
S: Screening
T: Titration
B: Baseline
F: Final Visit

© 2007 Endo Pharmaceuticals Inc.
What drives us…
Significant Pain Relief
Percent Reduction in Average Pain Intensity (VAS):
Screening to Final Visit in Opioid-Experienced Patients
0
20
40
60
80
100
Opana
®
ER (n=69)
Placebo (n=66)
*P
< 0.0001 vs placebo
Opana
®
ER Placebo
Opana
®
ER Placebo
> 30% Pain Score Reduction > 50% Pain Score Reduction
79.7%*
34.8%
24.2%
62.3%
Data on file. Endo Pharmaceuticals Inc. EN3202-032

© 2007 Endo Pharmaceuticals Inc.
What drives us…
Treatment-Emergent Adverse Event Reports in
Opioid-Experienced Patients with Moderate-to-
Severe Low Back Pain
Adverse Events Reported in > 5% of Patients
Open Label
Titration Period Double-Blind   Treatment Period
Opana
®
ER Opana
®
ER Placebo
(N=250) (N=70) (N=72)
Nausea 19.6% 2.9% 1.4%
Constipation*
11.6% 5.7% 1.4%
Headache 11.6% 2.9% 0%
Somnolence 11.2% 2.9% 0%
Vomiting 8.8% 0% 1.4%
Pruritus 7.6% 0% 0%
Dizziness 6.4% 0% 0%
*All patients were administered a bowel regimen.
Data on file. Endo Pharmaceuticals. EN3202-032

CURRENT MEDICAL RESEARCH AND OPINION®
VOL. 23, NO. 1, 2007, 117–128
© 2007 LIBRAPHARM LIMITED

0300-7995
doi:10.1185/030079906X162692
All rights reserved: reproduction in whole or part not permitted

ORIGINAL ARTICLE

A 12-week, randomized, placebo-controlled trial assessing the safety and efficacy of oxymorphone extended release for opioid-naive patients with chronic low back pain*

ENDO PHARMACEUTICALS

13 © 2007 Endo Pharmaceuticals Inc. What drives us… CMRO – January 2007

© 2007 Endo Pharmaceuticals Inc.
What drives us…
0
20
40
60
80
100
S B 4 7 14 21 28 42 56 70 F
Durable Analgesic Effect: Mean Average Pain
Intensity Over Time in Opioid-Naïve Patients
Double-Blind Treatment Phase
S: Screening
T: Titration
B: Baseline
F: Final Visit
P < 0.0001 vs placebo
Placebo (n=95)
OPANA
®
ER (n=97)
Time (Days)
Data on file. Endo Pharmaceuticals Inc. EN3202-031
T
T

© 2007 Endo Pharmaceuticals Inc.
What drives us…
Significant Pain Relief
Percent Reduction in Average Pain Intensity (VAS):
Screening to Final Visit in Opioid-Naïve Patients
0
20
40
60
80
100
Data on file. Endo Pharmaceuticals Inc. EN3202-031
Opana
®
ER (n=105)
Placebo (n=95)
*P
< 0.0001 vs placebo
Opana
®
ER Placebo
Opana
®
ER Placebo
> 30% Pain Score Reduction
> 50% Pain Score Reduction
81.4%*
51.7%
34.7%
72.4%

© 2007 Endo Pharmaceuticals Inc.
What drives us…
Opana ® Franchise - Targeted Commercial Strategy
Opana
®
ER competes in $3.2 billion U.S. long-acting strong
opioid market
Combined Opana
®
ER and Opana
®
net sales guidance for 2007 is
$85 million to $105 million
Expanded sales force by 220 reps (total of 590) in mid-2006 to promote Opana
®
ER and Opana
®
Re-deployed hospital sales reps to Specialty Force II in 2007
Launched full range of promotional activities in early November
Steady growth in Rx demand
Expect to see impact on sales uptake in 1H 2007

OPANA ER vs. Competitive Launches
Retail and Mail Order TRxs
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Monthly TRx Volum
Opana ER
Avinza
Duragesic
Oxycontin
Palladone
1
2
3
4
5
6
7
8
9
10
11
12
13
Months Since Launch

Source: WK Health's PHAST Prescription Audit for OPANA ER, Avinza, and Palladone

Source: IMS Health's New Product Spectra for Duragesic and Oxycontin

*OPANA ER data through December 2006

17 © 2007 Endo Pharmaceuticals Inc. What drives us… Opana ® ER TRx Launch Comparison

© 2007 Endo Pharmaceuticals Inc.
What drives us…
Responsible Pain Management
Goal:
Focus on addressing appropriate use of opioid analgesics
and minimizing inherent risks of misuse, abuse and diversion
Risk Minimization Action Plan
- Endo has worked with outside experts,
FDA and DEA to address appropriate labeling, distribution controls, proactive surveillance, monitoring, and intervention, employee training, educational initiatives on proper prescribing and clinical use of opioid analgesics
PROMISE™ initiative (Partnership for Responsible Opioid Management through Information, Support and Education)
Consists of practical information, education and support tools -- all focused on better ensuring the appropriate clinical use of opioid analgesic medications. Website: www.endopromise.com

drives us… …is our passionate pursuit of improving patients’ lives. What ENDO PHARMACEUTICALS Nasdaq: ENDP